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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 10, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

                       (as depositor under the Indenture,
          dated as of February 11, 2004, providing for the issuance of
        Origen Manufactured Housing Contract Trust Notes, Series 2004-A)


                       CITIGROUP MORTGAGE LOAN TRUST INC.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                     333-107958        01-0791848
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(State or Other Jurisdiction            (Commission       (I.R.S. Employer
of Incorporation)                       File Number)      Identification Number)

390 Greenwich Street
New York, New York                                              10013
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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                                       -2-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                  25.1 Statement of Eligibility of JPMorgan Chase Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Indenture Trustee.








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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 10, 2004

                                        CITIGROUP MORTGAGE LOAN TRUST INC.


                                        By: /s/ Matthew Bollo
                                           ----------------------------------
                                        Name:   Matthew Bollo
                                        Title:  Assistant Vice President






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                                       -4-


                                Index to Exhibits


Exhibit
Number   Description
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25.1     Statement of Eligibility of JPMorgan Chase Bank on Form T-1
         under the Trust Indenture Act of 1939 of a corporation designated to act as Indenture Trustee.